Exhibit 23


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated June 25, 2002 relating to the financial statements of Progressive Leasing, Inc. as of December 31, 2001.


                            James E. Scheifley & Associates, P.C.
                             Certified Public Accountants

July 26, 2002
Dillon, Colorado